SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 30, 1998

                         MERCANTILE BANCORPORATION INC.
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             (Exact Name of Registrant as Specified in its Charter)

          Missouri                         1-11792             43-0951744
----------------------------            ------------         ----------------
(State or Other Jurisdiction            (Commission           (IRS Employer
      of Incorporation)                 File Number)        Identification No.)

       P.O. Box 524, St. Louis, Missouri                           63166-0524
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   (Address of Principal Executive Offices)                        (Zip Code)

                                 (314) 425-2525
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.     OTHER EVENTS.

      On January 30, 1998, Mercantile Bancorporation Inc., a corporation organized and existing under the laws of the State of Missouri("Mercantile"), and Firstbank of Illinois Co., a corporation organized and existing under the laws of the State of Delaware ("Firstbank"), each registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, and Ameribanc, Inc., a corporation organized and existing under the laws of the State of Missouri and a wholly owned subsidiary of Mercantile ("Ameribanc"), entered into an Agreement and Plan of Reorganization (the "Merger Agreement"), pursuant to which Firstbank will be merged with and into Ameribanc (the "Merger"). The Executive Committee of the Board of Directors of Mercantile and the Board of Directors of Firstbank approved the Merger at their meetings held on December 16, 1997 and January 29, 1998, respectively.

      In accordance with the terms of the Merger Agreement, each share of Firstbank common stock, par value $1.00 per share ("Firstbank Common Stock"), outstanding immediately prior to the effective time of the Merger (the "Effective Time") will be converted into the right to receive 0.8308 of a share of Mercantile common stock, par value $0.01 per share, and the associated preferred share purchase rights under Mercantile's Rights Agreement, dated May 23, 1988, between Mercantile and Mercantile Bank National Association, as Rights Agent (together, the "Mercantile Common Stock").

      In addition, at the Effective Time, all rights with respect to Firstbank Common Stock pursuant to stock options outstanding at the Effective Time, whether or not then exercisable, shall be converted into and shall become rights with respect to Mercantile Common Stock.

      The Merger is intended to constitute a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and to be accounted for as a pooling of interests.

      Consummation of the Merger is subject to various conditions, including:
(i) approval of the Merger Agreement and the Merger by the shareholders of Firstbank; (ii) receipt of requisite regulatory approvals from the Board of Governors of the Federal Reserve System and other federal and state regulatory authorities as necessary; (iii) receipt by each of Mercantile and Firstbank of an opinion of counsel in reasonably satisfactory form as to the tax treatment of certain aspects of the Merger; (iv) the registration pursuant to the Securities Act of 1933, as amended (the "Act"), of the shares of Mercantile Common Stock to be issued in the Merger and upon exercise of options to acquire Mercantile Common Stock following the Merger; (v) receipt by Mercantile of a letter from KPMG Peat Marwick LLP, Mercantile's independent public accountants, to the effect


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that the Merger will qualify for pooling-of-interests accounting treatment; and
(vi) satisfaction of certain other conditions.

      The Merger Agreement and the Merger will be submitted for approval at a meeting of the shareholders of Firstbank. Prior to such meeting, Mercantile will file a registration statement with the Securities and Exchange Commission registering under the Act the shares of MercantileCommon Stock to be issued in the Merger. Such shares of Mercantile Common Stock will be offered to Firstbank shareholders pursuant to a prospectus that will also serve as a proxy statement for the shareholders' meeting.

      In connection with the Merger Agreement, each of the directors of Firstbank, who in the aggregate have voting power over approximately 7.2% of the outstanding shares of Firstbank Common Stock, based upon 15,753,053 shares of Firstbank Common Stock outstanding as of January 2, 1998, has agreed with Mercantile pursuant to a separate Voting Agreement to vote all such shares of Firstbank Common Stock to approve the Merger Agreement and the Merger and not to sell any of such shares, other than pursuant to the Merger, without Mercantile's consent.

      Also in connection with the Merger Agreement, Mercantile and Firstbank entered into a Stock Option Agreement, dated January 30, 1998 (the "Stock Option Agreement"), pursuant to which Firstbank granted to Mercantile an irrevocable option to purchase, under certain circumstances, up to 3,134,858 authorized and unissued shares of Firstbank Common Stock at a price, subject to certain adjustments, of $37.75 per share (the "Mercantile Option"). The Mercantile Option, if exercised, would equal, before giving effect to the exercise of the Mercantile Option, 19.9% of the total number of shares of Firstbank Common Stock outstanding. The Mercantile Option was granted by Firstbank as a condition and inducement to Mercantile's willingness to enter into the Merger Agreement. Under certain circumstances, Firstbank may be required to repurchase the Mercantile Option or the shares acquired pursuant to the exercise of the Mercantile Option.

      Each of the preceding descriptions of the Merger Agreement, Voting Agreement and Stock Option Agreement is qualified in its entirety by reference to the copies of the Merger Agreement, form of Voting Agreement and Stock Option Agreement included as Exhibits 2.1, 2.2 and 2.3 hereto, respectively, and which are hereby incorporated herein by reference.


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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

Exhibit     Description

2.1 Agreement and Plan of Reorganization, dated January 30, 1998, by and among Mercantile Bancorporation Inc., Ameribanc, Inc. and Firstbank of Illinois Co.

2.2 Form of Voting Agreement, dated January 30, 1998, by and between Mercantile Bancorporation Inc. and certain of the directors of Firstbank of Illinois Co.

2.3 Stock Option Agreement, dated January 30, 1998, by and between Mercantile Bancorporation Inc., as grantee, and Firstbank of Illinois Co., as issuer.

99.1 Text of joint press release, dated January 30, 1998, issued by Mercantile Bancorporation Inc. and Firstbank of Illinois Co.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 3, 1998

                                    MERCANTILE BANCORPORATION INC.

                                    By:  /s/ Jon W. Bilstrom
                                          Jon W. Bilstrom
                                          General Counsel and
                                              Secretary


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                                  EXHIBIT INDEX

Exhibit     Description of Exhibit

2.1 Agreement and Plan of Reorganization, dated January 30, 1998, by and among Mercantile Bancorporation Inc., Ameribanc, Inc. and Firstbank of Illinois Co.

2.2 Form of Voting Agreement, dated January 30, 1998, by and between Mercantile Bancorporation Inc. and certain of the directors of Firstbank of Illinois Co.

2.3 Stock Option Agreement, dated January 30, 1998, by and between Mercantile Bancorporation Inc., as grantee, and Firstbank of Illinois Co., as issuer.

99.1 Text of joint press release, dated January 30, 1998, issued by Mercantile Bancorporation Inc. and Firstbank of Illinois Co.